Exhibit 32.1

                     Certification of Chief ExecutiveOfficer

I, Clinton H. Severson, Chief Executive Officer of Abaxis, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 9, 2004

                                                 By: /s/ Clinton H. Severson
                                                     -----------------------
                                                     Clinton H. Severson
                                                     President and
                                                     Chief Executive Officer